LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 7, 2010 TO THE

SUMMARY PROSPECTUS DATED APRIL 21, 2010 OF

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

The last sentence of the legend on the front cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010, March 19, 2010, April 21, 2010, May 21, 2010 and July 7, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010 and May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

FDXX012796

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